Exhibit 10.1

EXECUTION VERSION

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 29, 2019 (this “Eighth Amendment”), by and among Vistra Operations Company LLC (formerly known as TEX Operations Company LLC), a Delaware limited liability company (the “Borrower”), Vistra Intermediate Company LLC (formerly known as TEX Intermediate Company LLC), a Delaware limited liability company (“Holdings”), the other Credit Parties (as defined in the Credit Agreement referred to below) party hereto, Bank of Montreal, Chicago Branch (the “2019 New Revolving Loan Lender”), the various other Lenders party hereto, the Letter of Credit Issuers party hereto (including Bank of Montreal, Chicago Branch) and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and as Collateral Agent. Capitalized terms used but not defined herein shall have the meaning provided in the Credit Agreement.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 3, 2016 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the Eighth Amendment Effective Date referred to below, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, the Letter of Credit Issuers party thereto, the Administrative Agent, the Collateral Agent and the other parties named therein;

WHEREAS, the Borrower intends to establish New Revolving Credit Commitments by, among other things, entering into an Incremental Amendment with the New Revolving Loan Lender as set forth herein, in each case subject to the terms and conditions hereof and the Credit Agreement (as modified hereby); and

WHEREAS, the Borrower intends to (a) appoint a new Revolving Letter of Credit Issuer with the consent of the Administrative Agent as provided in Section 3.6(a) of the Credit Agreement and (b) increase the sublimit for Revolving Letters of Credit with the consent of the Required Revolving Credit Lenders, each Revolving Letter of Credit Issuer and the Administrative Agent as provided in Section 13.1 of the Credit Agreement, in each case subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A. Amendments to Credit Documents.

1. Amendments and Consents to Credit Agreement. On the Eighth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Eighth Amendment” means that certain Eighth Amendment, dated as of March 29, 2019, among Holdings, the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent, the Required Revolving Credit Lenders, the Revolving Letter of Credit Issuers and the various other parties party thereto.

“Eighth Amendment Effective Date” shall have the meaning provided in the Eighth Amendment.

(b)

The definition of “Joint Lead Arrangers” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Joint Lead Arrangers” shall mean (a) Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC, UBS Securities LLC and Natixis, New York Branch, as joint lead arrangers and joint bookrunners for the Lenders under this Agreement and the other Credit Documents with respect to the Initial Credit Facilities made available on the Closing Date, (b) Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, RBC Capital Markets, LLC, UBS Securities LLC and Natixis, New York Branch, as joint lead arrangers and joint bookrunners for the Lenders under the 2016 Incremental Amendment and with respect to the 2016 Incremental Term Loans contemplated thereby, (c) Deutsche Bank Securities Inc., Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, RBC Capital Markets, LLC, UBS Securities LLC and Natixis, New York Branch, as joint lead arrangers and joint bookrunners for the Lenders with respect to the Second Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, and in each case, the transactions contemplated thereby, (d) (i) (x) Credit Suisse Loan Funding LLC, Citigroup Global Markets Inc., Barclays Bank PLC, BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc, MUFG Bank, Ltd., Natixis Securities Americas LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners and (y) SunTrust Robinson Humphrey, Inc. and UBS Securities LLC, as co-arrangers and co-bookrunners, in each case, for the Lenders under the Seventh Amendment and with respect to the 2018 Incremental Term Loans contemplated thereby and (ii) (x) Citigroup Global Markets Inc., Credit Suisse Loan Funding LLC, Barclays Bank PLC, BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc, MUFG Bank, Ltd., Natixis Securities Americas LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners and (y) SunTrust Robinson Humphrey, Inc. and UBS Securities LLC, as co-arrangers and co-bookrunners, in each case, for the Lenders under the Seventh Amendment and with respect to the Incremental Revolving Commitments contemplated thereby and (e) BMO Capital Markets, as lead arranger and lead bookrunner with respect to the Eighth Amendment and the transactions contemplated thereby.

(c)

The last sentence of the definition of “Revolving Credit Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said sentence in its entirety and inserting the following new sentence in lieu thereof:

Prior to the 2016 Incremental Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $750,000,000, from and after the 2016 Incremental Amendment Effective Date and prior to the Seventh Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $860,000,000, from and after the Seventh Amendment Effective Date and prior to the Eighth Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $2,500,000,000 and on the Eighth Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders is $2,675,000,000.

(d)

The definition of “Revolving Letter of Credit Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Revolving Letter of Credit Commitment” shall mean $2,350,000,000, as the same may be reduced from time to time pursuant to Section 4.2(c).

(e)

The definition of “Specified Revolving Letter of Credit Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “Seventh Amendment Effective Date” and inserting the text “Eighth Amendment Effective Date” in lieu thereof.

(f)

The definition of “Revolving Letter of Credit Issuers” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Revolving Letter of Credit Issuers” shall mean (a) on the Eighth Amendment Effective Date, (i) Citibank, N.A. and its Affiliates, (ii) Credit Suisse AG, Cayman Islands Branch and its Affiliates, (iii) Royal Bank of Canada and its Affiliates, (iv) solely with respect to Parent Letters of Credit issued by UBS AG, Stamford Branch (or any Affiliate thereof) prior to the Seventh Amendment Effective Date, UBS AG, Stamford Branch and its Affiliates, (v) Natixis, New York Branch and its Affiliates, (vi) Deutsche Bank AG New York Branch and its Affiliates, (vii) Barclays Bank PLC and its Affiliates, (viii) BNP Paribas and its Affiliates, (ix) Credit Agricole Corporate and Investment Bank and its Affiliates, (x) Goldman Sachs Bank USA and its Affiliates, (xi) JPMorgan Chase Bank, N.A. and its Affiliates, (xii) Mizuho Bank, Ltd. and its Affiliates, (xiii) Morgan Stanley Bank, N.A. and its Affiliates, (xiv) MUFG Bank, Ltd. and its Affiliates and (xv) Bank of Montreal, Chicago Branch and its Affiliates (and, in the case of such Affiliates referenced in this clause (a), solely to the extent reasonably acceptable to the Borrower), and (b) at any time such Person who shall become a Revolving Letter of Credit Issuer pursuant to Section Error! Reference source not found. (it being understood that if any such Person ceases to be a Revolving Credit Lender hereunder, such Person will remain a Revolving Letter of Credit Issuer with respect to any Revolving Letters of Credit issued by such Person that remained outstanding as of the date such Person ceased to be a Lender). Any Revolving Letter of Credit Issuer may, in its discretion, arrange for one or more Revolving Letters of Credit to be issued by Affiliates of such Revolving Letter of Credit Issuer reasonably acceptable to the Borrower, and in each such case the term “Revolving Letter of Credit Issuer” shall include any such Affiliate or Lender with respect to Revolving Letters of Credit issued by such Affiliate or Lender. References herein and in the other Credit Documents to the Revolving Letter of Credit Issuer shall be deemed to refer to the Revolving Letter of Credit Issuer in respect of the applicable Letter of Credit or to all Revolving Letter of Credit Issuers, as the context requires.

(g)	The last sentence of Section 2.14(f) of the Credit Agreement is hereby amended by deleting said sentence in its entirety and inserting the following new sentence in lieu thereof:

For the avoidance of doubt, each of the 2016 Incremental Term Loans and New Revolving Credit Commitments made or effected pursuant to the 2016 Incremental Amendment, the 2018 Incremental Term Loans and New Revolving Credit Commitments made or effected pursuant to the Seventh Amendment and the New Revolving Credit Commitments effected pursuant to the Eighth Amendment all constitute Incremental Term Loan Commitments and Incremental Revolving Credit Commitments, as applicable, established pursuant to and in accordance with this Section 2.14.

B. Special Provisions Applicable to 2019 New Revolving Credit Commitments.

The 2019 New Revolving Loan Lender hereby agrees to provide a New Revolving Credit Commitment in the aggregate principal amount set forth opposite its name on Schedule I annexed hereto (such New Revolving Credit Commitments, the “2019 New Revolving Credit Commitments”), on the terms and subject to the conditions set forth below and in the Credit Agreement (as modified hereby) (the “2019 Revolving Commitment Increase”).

The 2019 New Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the schedules and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Eighth Amendment; (ii) agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as modified hereby); (iii) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents (in each case, as modified hereby) as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement (as modified hereby) are required to be performed by it as a New Revolving Loan Lender, a Revolving Credit Lender and a Lender.

The 2019 New Revolving Loan Lender hereby agrees to provide a 2019 New Revolving Credit Commitment on the Eighth Amendment Effective Date (and make Revolving Credit Loans and participate in Revolving Letters of Credit with respect thereto) on the terms and conditions set forth herein and in the Credit Agreement (as modified hereby) and in the other Credit Documents. This Eighth Amendment constitutes the notice required to be given by the Borrower pursuant to Section 2.14 of the Credit Agreement.

1. 2019 New Revolving Credit Commitments. (a) The parties hereby agree that on the Eighth Amendment Effective Date, (i) the Total Revolving Credit Commitment and the aggregate amount of the Revolving Credit Commitments under the Credit Agreement shall increase by the aggregate amount of the 2019 New Revolving Credit Commitments of the 2019 New Revolving Loan Lender provided hereunder and (ii) the Borrower and the Administrative Agent, as the case may be, shall take all actions, if any, contemplated by clause (b)(x) of Section 2.14 of the Credit Agreement (including any prepayments and reborrowings (or deemed prepayments and reborrowings) of Revolving Credit Loans requested by the Administrative Agent after giving effect to the 2019 Revolving Commitment Increase).

(b) Simultaneously with the effectiveness of the 2019 New Revolving Credit Commitments, the section of Schedule 1.1(a) to the Credit Agreement entitled “Revolving Credit Commitments” shall be amended and restated in its entirety as follows (and there shall be an automatic corresponding adjustment to the Revolving Credit Commitment Percentage of each Revolving Credit Lender in the aggregate Revolving Letter of Credit Exposure (and Revolving L/C Participations) to reflect the new Revolving Credit Percentage of each Revolving Credit Lender in the aggregate Revolving Letter of Credit Exposure (and Revolving L/C Participations) resulting from the 2019 Revolving Commitment Increase effected hereby and the amendment and restatement of such section of Schedule 1.1(a) to the Credit Agreement effected pursuant to this clause (b)):

Revolving Credit Lender	Revolving Credit Commitment
Citibank, N.A.	$200,000,000
Credit Suisse AG, Cayman Islands Branch	$200,000,000
Barclays Bank PLC	$175,000,000
BNP Paribas	$175,000,000
Credit Agricole Corporate and Investment Bank	$175,000,000
Deutsche Bank AG New York Branch	$175,000,000
Goldman Sachs Bank USA	$175,000,000
JPMorgan Chase Bank, N.A.	$175,000,000

Mizuho Bank, Ltd.	$175,000,000
Morgan Stanley Senior Funding, Inc.	$40,000,000
Morgan Stanley Bank, N.A.	$135,000,000
MUFG Bank, Ltd.	$175,000,000
Natixis, New York Branch	$175,000,000
Royal Bank of Canada	$175,000,000
SunTrust Bank	$125,000,000
UBS AG, Stamford Branch	$50,000,000
Bank of Montreal, Chicago Branch	$175,000,000
TOTAL:	$2,675,000,000

(c) The 2019 New Revolving Credit Commitments shall (i) become a part of the existing Class of Revolving Credit Commitments for all purposes of the Credit Agreement and the other Credit Documents and (ii) together with all related Revolving Credit Exposure, be subject to the same prepayment provisions, Maturity Date and other terms and conditions applicable to the existing Revolving Credit Commitments and Revolving Credit Loans (and related Revolving Credit Exposure) under the Credit Agreement and the other Credit Documents.

2. 2019 New Revolving Loan Lender. The 2019 New Revolving Loan Lender acknowledges and agrees that upon its execution of this Eighth Amendment and the provision of its 2019 New Revolving Credit Commitment that it shall become a “New Revolving Loan Lender”, a “Revolving Credit Lender” and a “Lender” with respect to 2019 New Revolving Credit Commitments under, and for all purposes of, the Credit Agreement and the other Credit Documents (in each case, as modified hereby), and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a New Revolving Loan Lender and a Revolving Credit Lender thereunder.

C.	Special Provisions Applicable to Revolving Letters of Credit.

1. Additional Revolving Letter of Credit Issuer. The Borrower hereby appoints (and the Administrative Agent hereby consents to such appointment) Bank of Montreal, Chicago Branch as a Revolving Letter of Credit Issuer as contemplated by Section 3.6(a) of the Credit Agreement, on the terms and subject to the conditions below. Each of the Borrower, the Administrative Agent and Bank of Montreal, Chicago Branch agrees that, on and after the Eighth Amendment Effective Date Bank of Montreal, Chicago Branch will become a “Revolving Letter of Credit Issuer” for all purposes under the Credit Agreement and the other Credit Documents (in each case, as modified hereby), and shall be subject to and bound by the terms thereof, and shall perform all the obligations, and shall have all the rights and powers, of a “Revolving Letter of Credit Issuer” thereunder.

2. Specified Revolving Letter of Credit Commitments. The section of Schedule 1.1(a) to the Credit Agreement entitled “Specified Revolving Letter of Credit Commitments” is hereby amended and restated in its entirety as follows:

Revolving Letter of Credit Issuer	Specified Revolving Letter of Credit Commitment
Citibank, N.A.	6.382978722%
Credit Suisse AG, Cayman Islands Branch	7.021276594%
Barclays Bank PLC	5.957446809%

BNP Paribas	5.957446809%
Credit Agricole Corporate and Investment Bank	5.957446809%
Deutsche Bank AG New York Branch	5.957446809%
Goldman Sachs Bank USA	5.957446809%
JPMorgan Chase Bank, N.A.	5.957446809%
Mizuho Bank, Ltd.	5.957446809%
Morgan Stanley Bank, N.A.	5.957446809%
MUFG Bank, Ltd.	2.127659574%
Natixis, New York Branch	24.893617020%
Royal Bank of Canada	5.957446809%
Bank of Montreal, Chicago Branch	5.957446809%
TOTAL:	100%

D. Conditions Precedent. This Eighth Amendment shall become effective as of the first date (the “Eighth Amendment Effective Date”) when each of the conditions set forth in this Section D shall have been satisfied:

1. The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (a) the Borrower, (b) each of the other Credit Parties, (c) the Required Revolving Credit Lenders, (d) each Revolving Letter of Credit Issuer (including Bank of Montreal, Chicago Branch), (e) the 2019 New Revolving Loan Lender and (f) the Administrative Agent and the Collateral Agent.

2. The Borrower shall have (a) paid all fees and other amounts earned, due and payable to Bank of Montreal, Chicago Branch pursuant to (i) that certain Engagement Letter, dated March 29, 2019 (as the same may be amended, restated, amended and restated, supplemented and/or otherwise modified from time to time in accordance with the terms thereof, the “Engagement Letter”), between the Borrower and Bank of Montreal, Chicago Branch and (ii) any other agreements or arrangements pursuant to which the Borrower has agreed to compensate any Agent in connection with the transactions contemplated by this Eighth Amendment and (b) to the extent invoiced at least three Business Days prior to the Eighth Amendment Effective Date, reimbursed or paid all reasonable and documented out-of-pocket expenses in connection with this Eighth Amendment and any other reasonable and documented out-of-pocket expenses of the Administrative Agent and the Joint Lead Arranger with respect to this Eighth Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and Bank of Montreal, Chicago Branch (and any Affiliate thereof) as required to be paid or reimbursed pursuant to the Engagement Letter and/or the Credit Agreement.

3. The Administrative Agent shall have received a customary legal opinion of (i) Stephanie Zapata Moore, Executive Vice President and General Counsel of Vistra Energy Corp. and (ii) Latham & Watkins LLP, New York counsel to the Credit Parties, in each case, addressed to each Revolving Credit Lender party to the Credit Agreement (as modified hereby) (including the 2019 New Revolving Loan Lender), each Revolving Letter of Credit Issuer, the Administrative Agent and the Collateral Agent, dated as of the Eighth Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent.

4. The Administrative Agent shall have received (w) a certificate from the Chief Financial Officer or Senior Vice President and Treasurer of the Borrower, dated the Eighth Amendment Effective Date, substantially in the form of the certificate provided pursuant to Section 6.9 of the Credit Agreement (with appropriate adjustments to reflect the incurrence of the 2019 New Revolving Credit Commitments (and any related Revolving Credit Loans)) and certifying that, immediately after giving effect to this Eighth Amendment and the 2019 Revolving Commitment Increase and the other transactions contemplated hereby, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent, (x) a certificate of good standing (or subsistence) with respect to each Credit Party from the

Secretary of State (or similar official) of the State of such Credit Party’s organization, (y) a closing certificate executed by an Authorized Officer of the Borrower, dated the Eighth Amendment Effective Date, certifying as to the accuracy (with respect to clauses (i), (ii) and (iii) of Section E.2. of this Eighth Amendment, in all material respects) of the matters set forth in Section E.2. of this Eighth Amendment and (z) a certificate executed by an Authorized Officer of the Borrower, dated the Eighth Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer of a Credit Party executing this Eighth Amendment or any other document delivered in connection herewith on behalf of any Credit Party and attaching (A) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each Credit Party, including all amendments thereto, as in effect on the Eighth Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (x) above, (B) a true and complete copy of, or certification that there have been no changes to, the by-laws (or other applicable operating agreements) of each Credit Party as in effect on the Eighth Amendment Effective Date and (C) a true and complete copy of resolutions duly adopted or written consents duly executed by the board of directors (or equivalent governing body or any committee thereof) of each Credit Party authorizing the execution, delivery and performance of this Eighth Amendment, the performance of the Credit Agreement and the other Credit Documents (in each case, as modified hereby), the incurrence of the 2019 Revolving Commitment Increase and the other transactions contemplated by this Eighth Amendment and certifying that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect.

5. No Default or Event of Default shall have occurred and be continuing (both immediately before and immediately after giving effect to this Eighth Amendment and the 2019 Revolving Commitment Increase and the other transactions contemplated by this Eighth Amendment).

6. The Administrative Agent shall have received a certificate, dated as of the Eighth Amendment Effective Date and executed by an Authorized Officer of the Borrower, certifying that (a) all of the conditions in clauses D.1 through D.5 (inclusive) above have been satisfied on such date, (b) the Borrower is in compliance with the requirements of Section 2.14 of the Credit Agreement and (c) the 2019 New Revolving Credit Commitments were made available, in reliance on clause (3)(x) of the definition of “Maximum Incremental Facilities Amount” set forth in the Credit Agreement.

E. Other Terms.

1. Credit Agreement Governs. Except as set forth in this Eighth Amendment, the 2019 New Revolving Credit Commitments (and the related Revolving Credit Exposure) shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents (in each case, as modified hereby).

2. Credit Party Certifications. By execution of this Eighth Amendment, each of the undersigned hereby certifies, on behalf of the applicable Credit Party and not in his/her individual capacity, that as of the Eighth Amendment Effective Date:

(i)

each Credit Party has the corporate or other organizational power and authority to execute and deliver this Eighth Amendment and carry out the terms and provisions of this Eighth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Eighth Amendment and performance of this Eighth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby);

(ii)

each Credit Party has duly executed and delivered this Eighth Amendment and each of this Eighth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) (provided that, with respect to the creation and perfection of security interests with respect to Indebtedness, Stock and Stock Equivalents of Foreign Subsidiaries, only to the extent the creation and perfection of such obligation is governed by the Uniform Commercial Code);

(iii)

none of the execution and delivery by any Credit Party of this Eighth Amendment, the performance by any Credit Party of this Eighth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) or the compliance with the terms and provisions hereof or thereof or the consummation of the transactions contemplated hereby will (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws) other than any contravention which would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of Holdings, the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents, Permitted Liens or Liens subject to an intercreditor agreement permitted hereby or the Collateral Trust Agreement) pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust or other material debt agreement or instrument to which Holdings, the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of any Credit Party;

(iv)

the representations and warranties contained in the Credit Agreement and the other Credit Documents (in each case, as modified hereby) are true and correct in all material respects on and as of the Eighth Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the Eighth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

(v)	no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated hereby (including the 2019 Revolving Commitment Increase); and

(vi)	the Borrower falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. §1010.230(e)(2). The applicable exclusion is 31 C.F.R. §1020.315(b)(5).

3.

Borrower Covenants. By its execution of this Eighth Amendment, the Borrower hereby covenants that the Borrower shall make any payments required pursuant to Section 2.11 of the Credit Agreement in connection with the Revolving Credit Loans related to the 2019 New Revolving Credit Commitments.

4.

Notice. For purposes of the Credit Agreement, (i) the initial notice address of the 2019 New Revolving Loan Lender shall be as set forth in the Administrative Questionnaire provided to the Administrative Agent by the 2019 New Revolving Loan Lender (a copy of which shall be delivered to the Borrower) and (ii) the initial notice address of Bank of Montreal, Chicago Branch in its capacity as a Revolving Letter of Credit Issuer shall be as set forth in the Administrative Questionnaire provided to the Administrative Agent by Bank of Montreal, Chicago Branch (a copy of which shall be delivered to the Borrower).

5.

Recordation of the New Loans. On the Eighth Amendment Effective Date (promptly after giving effect thereto), the Administrative Agent will record the 2019 New Revolving Credit Commitments provided by the 2019 New Revolving Loan Lender (and related Revolving Credit Loans) (and the Administrative Agent will take into account and make an appropriate record of the amended and restated schedule of Revolving Credit Commitments set forth in Section B.1.b. of this Eighth Amendment), in each case, in the Register.

6.

Amendment, Modification and Waiver. This Eighth Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered in accordance with the provisions of Section 13.1 of the Credit Agreement.

7.

Entire Agreement. This Eighth Amendment, the Credit Agreement (as modified hereby) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

8.	GOVERNING LAW. THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.

Severability. Any term or provision of this Eighth Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Eighth Amendment or affecting the validity or enforceability of any of the terms or provisions of this Eighth Amendment in any other jurisdiction. If any provision of this Eighth Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

10.

Counterparts. This Eighth Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of a counterpart to this Eighth Amendment by electronic means shall be as effective as delivery of an original counterpart hereof.

11.	Submission to Jurisdiction. Each party hereto irrevocably and unconditionally:

a.

submits for itself and its property in any legal action or proceeding relating to this Eighth Amendment and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

b.

consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

c.

agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at such address of which the Administrative Agent shall have been notified pursuant to Section 13.2 of the Credit Agreement;

d.	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

e.

subject to the last paragraph of Section 13.5 of the Credit Agreement, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section E.11 any special, exemplary, punitive or consequential damages; and

f.	agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS EIGHTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

13. Reaffirmation. By executing and delivering a counterpart hereof, (i) each Credit Party hereby agrees that, as of the Eighth Amendment Effective Date and after giving effect to this Eighth Amendment and the transactions contemplated hereby, all Obligations of the Borrower (including, without limitation, the Revolving Credit Exposure with respect to the 2019 New Revolving Credit Commitments) shall be guaranteed pursuant to the Guarantee in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; (ii) each Credit Party hereby (A) agrees that, notwithstanding the effectiveness of this Eighth Amendment, as of the Eighth Amendment Effective Date and after giving effect thereto, the Security Documents continue to be in full force and effect, (B) agrees that, as of the Eighth Amendment Effective Date and after giving effect to this Eighth Amendment and the transactions contemplated hereby, all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Credit Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Credit Documents (as modified hereby) and (C) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Credit Document (as modified hereby), in each case after giving effect to this Eighth Amendment and the transactions contemplated hereby, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents (as modified hereby) to secure such Obligations, all as provided in the Security Documents (as modified hereby), and acknowledges and agrees that, as of the Eighth Amendment Effective Date, such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents, in each case after giving effect to this Eighth Amendment and the 2019 Revolving Commitment Increase effected hereby and the other transactions contemplated hereby; and (iii) each Guarantor agrees that nothing in the Credit Agreement, this Eighth Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

14. Consent.    Each of the Borrower, the Administrative Agent and each Revolving Letter of Credit Issuer hereby consents to Bank of Montreal, Chicago Branch acting as a Revolving Credit Lender under the Credit Agreement (as modified hereby) and the other Credit Documents.

15. Miscellaneous. This Eighth Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents (in each case, as modified hereby) and shall also constitute an Incremental Amendment. The provisions of this Eighth Amendment are deemed incorporated as of the Eighth Amendment Effective Date into the Credit Agreement as if fully set forth therein. Except as specifically modified by this Eighth Amendment, (i) the Credit Agreement and the other Credit Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this Eighth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Eighth Amendment as of the date first set forth above.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent, a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ John D. Toronto
Name: John D. Toronto
Title: Authorized Signatory

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

[Signature Page to Vistra Operations Company Eighth Amendment]

BANK OF MONTREAL, CHICAGO BRANCH, as 2019 New Revolving Loan Lender, a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Brian L. Banke
Name: Brian L. Banke
Title: Managing Director

[Signature Page to Vistra Operations Company Eighth Amendment]

CITIBANK, N.A., as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Vice President

[Signature Page to Vistra Operations Company Eighth Amendment]

BARCLAYS BANK PLC, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

[Signature Page to Vistra Operations Company Eighth Amendment]

BNP PARIBAS, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Francis Delaney
Name: Francis Delaney
Title: Managing Director

By:	/s/ Theodore Sheen
Name: Theodore Sheen
Title: Director

[Signature Page to Vistra Operations Company Eighth Amendment]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Michael D. Willis
Name: Michael D. Willis
Title: Managing Director

By:	/s/ Parker Laville
Name: Parker Laville
Title: Managing Director

[Signature Page to Vistra Operations Company Eighth Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

By:	/s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

[Signature Page to Vistra Operations Company Eighth Amendment]

GOLDMAN SACHS BANK USA, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to Vistra Operations Company Eighth Amendment]

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Amit Gaur
Name: Amit Gaur
Title: Vice President

[Signature Page to Vistra Operations Company Eighth Amendment]

MIZUHO BANK, LTD., as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

[Signature Page to Vistra Operations Company Eighth Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Credit Lender

By:	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Vice President

MORGAN STANLEY BANK, N.A., as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Authorized Signatory

[Signature Page to Vistra Operations Company Eighth Amendment]

MUFG BANK, LTD., as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Chi-Cheng Chen
Name: Chi-Cheng Chen
Title: Director

[Signature Page to Vistra Operations Company Eighth Amendment]

NATIXIS, NEW YORK BRANCH, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Jonathan Cohen
Name: Jonathan Cohen
Title: Executive Director

By:	/s/ Douglas Lenart
Name: Douglas Lenart
Title: Managing Director

[Signature Page to Vistra Operations Company Eighth Amendment]

ROYAL BANK OF CANADA, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

[Signature Page to Vistra Operations Company Eighth Amendment]

SUNTRUST BANK, as a Revolving Credit Lender

By:	/s/ Brian Griffin
Name: Brian Griffin
Title: Managing Director

[Signature Page to Vistra Operations Company Eighth Amendment]

UBS AG, STAMFORD BRANCH, as a Revolving Credit Lender and a Revolving Letter of Credit Issuer

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page to Vistra Operations Company Eighth Amendment]

VISTRA OPERATIONS COMPANY LLC, as Borrower

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

VISTRA INTERMEDIATE COMPANY LLC, as Holdings

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

[Signature Page to Vistra Operations Company Eighth Amendment]

ANP BELLINGHAM ENERGY COMPANY, LLC

ANP BLACKSTONE ENERGY COMPANY, LLC

BIG BROWN POWER COMPANY LLC

CALUMET ENERGY TEAM, LLC

CASCO BAY ENERGY COMPANY, LLC

COFFEEN AND WESTERN RAILROAD COMPANY

COLETO CREEK POWER, LLC

COMANCHE PEAK POWER COMPANY LLC

DALLAS POWER & LIGHT COMPANY, INC.

DYNEGY ADMINISTRATIVE SERVICES COMPANY

DYNEGY ASSOCIATES NORTHEAST LP, INC.

DYNEGY COAL GENERATION, LLC

DYNEGY COAL HOLDCO, LLC

DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.

DYNEGY COMMERCIAL ASSET MANAGEMENT, LLC

DYNEGY CONESVILLE, LLC

DYNEGY DICKS CREEK, LLC

DYNEGY ENERGY SERVICES (EAST), LLC

DYNEGY ENERGY SERVICES, LLC

DYNEGY FAYETTE II, LLC

DYNEGY GAS IMPORTS, LLC

DYNEGY HANGING ROCK II, LLC

DYNEGY KENDALL ENERGY, LLC

DYNEGY KILLEN, LLC

DYNEGY MARKETING AND TRADE, LLC

DYNEGY MIAMI FORT, LLC

DYNEGY MIDWEST GENERATION, LLC

DYNEGY MORRO BAY, LLC

DYNEGY MOSS LANDING, LLC

DYNEGY NORTHEAST GENERATION GP, INC.

DYNEGY OAKLAND, LLC

DYNEGY OPERATING COMPANY

DYNEGY POWER GENERATION INC.

DYNEGY POWER MARKETING, LLC

DYNEGY POWER, LLC

DYNEGY RESOURCE II, LLC

DYNEGY RESOURCES GENERATING HOLDCO, LLC

DYNEGY SOUTH BAY, LLC

DYNEGY STUART, LLC

DYNEGY WASHINGTON II, LLC

DYNEGY ZIMMER, LLC

ENNIS POWER COMPANY, LLC

[Signature Page to Vistra Operations Company Eighth Amendment]

EQUIPOWER RESOURCES CORP.

FORNEY PIPELINE, LLC

GENERATION SVC COMPANY

HAVANA DOCK ENTERPRISES, LLC

HAYS ENERGY, LLC

HOPEWELL POWER GENERATION, LLC

ILLINOIS POWER GENERATING COMPANY

ILLINOIS POWER MARKETING COMPANY

ILLINOIS POWER RESOURCES GENERATING, LLC

ILLINOIS POWER RESOURCES, LLC

ILLINOVA CORPORATION IPH, LLC

KINCAID GENERATION, L.L.C.

LA FRONTERA HOLDINGS, LLC

LAKE ROAD GENERATING COMPANY, LLC

LIBERTY ELECTRIC POWER, LLC

LONE STAR ENERGY COMPANY, INC.

LONE STAR PIPELINE COMPANY, INC.

LUMINANT ENERGY COMPANY LLC

LUMINANT ENERGY TRADING CALIFORNIA COMPANY

LUMINANT ET SERVICES COMPANY LLC

LUMINANT GENERATION COMPANY LLC

LUMINANT MINING COMPANY LLC

MASSPOWER, LLC

MIDLOTHIAN ENERGY, LLC

MILFORD POWER COMPANY, LLC

NCA RESOURCES DEVELOPMENT COMPANY LLC

NEPCO SERVICES COMPANY

NORTHEASTERN POWER COMPANY

OAK GROVE MANAGEMENT COMPANY LLC

ONTELAUNEE POWER OPERATING COMPANY, LLC

PLEASANTS ENERGY, LLC

RICHLAND-STRYKER GENERATION LLC

SANDOW POWER COMPANY LLC

SITHE ENERGIES, INC.

SITHE/INDEPENDENCE LLC

SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.

TEXAS ELECTRIC SERVICE COMPANY, INC.

TEXAS ENERGY INDUSTRIES COMPANY, INC.

TEXAS POWER & LIGHT COMPANY, INC.

TEXAS UTILITIES COMPANY, INC.

TEXAS UTILITIES ELECTRIC COMPANY, INC.

[Signature Page to Vistra Operations Company Eighth Amendment]

T-FUELS, LLC

TXU ELECTRIC COMPANY, INC.

TXU ENERGY RETAIL COMPANY LLC

TXU RETAIL SERVICES COMPANY

UPTON COUNTY SOLAR 2, LLC

VALUE BASED BRANDS LLC

VISTRA ASSET COMPANY LLC

VISTRA CORPORATE SERVICES COMPANY

VISTRA EP PROPERTIES COMPANY

VISTRA FINANCE CORP.

VISTRA PREFERRED INC.

WHARTON COUNTY GENERATION, LLC

WISE COUNTY POWER COMPANY, LLC

WISE-FUELS PIPELINE, INC., as Subsidiary Guarantors

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

[Signature Page to Vistra Operations Company Eighth Amendment]

SCHEDULE I

2019 New Revolving Loan Lender	Type of Commitment	Amount
Bank of Montreal, Chicago Branch	2019 New Revolving Credit Commitment	$175,000,000
Total:	N/A	$175,000,000